                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT



                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES AND EXCHANGE ACT OF 1934




                               December 18, 1996
   ----------------------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                          AMERICAN REALTY TRUST, INC.
   ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




    Georgia                          1-9948                       54-0697989
--------------------------------------------------------------------------------
(State of Incorporation)           (Commission                  (IRS Employer
                                     File No.)               Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX              75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's Telephone Number, Including Area Code:  (214) 692-4700
                                                    -----------------

                                Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On December 17, 1996, American Realty Trust, Inc. (the "Company") purchased the Best Western Oceanside in Virginia Beach, Virginia for $6.8 million (4.2% of the Company's assets at December 31, 1995). The seller of the property was Atlantic Resort Associates, L.P. ("ARALP"), a Virginia partnership.. The property was constructed in 1983 and consists of 110 rooms.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)  Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1995 and the nine months ended September 30, 1996. A pro forma balance sheet as of September 30, 1996 is also presented.

A summary of the pro forma transaction follows:

On December 17, 1996, the Company purchased the Best Western Oceanside in Virginia Beach, Virginia for $6.8 million exclusive of commissions and closing costs. The Company acquired the property through Ocean Beach Partners, L.P. ("OCPLP"), a newly formed partnership of which ART Oceanview Corporation, a wholly-owned subsidiary of the Company is the 1% general partner and the Company is the 99% Class B limited partner. In conjunction with the acquisition, OCPLP issued 1,813,660 Class A limited partner units in OCPLP having an agreed value of $1.00 per partnership unit to the former limited partners of ARALP. The Class A limited partner units are entitled to a $.095 per unit preferred annual return. The Class A limited partners do not otherwise participate in the income, loss or cash flow of the property. The Class A limited partner units may be exchanged for Series D Cumulative Preferred Stock in the Company at a rate of 20 units per share of preferred stock. No more than one-third of the Class A limited partner units held may be exchanged between January 1, 1997 and May 31, 2001. Between June 1, 2001 and May 31, 2006 all unexchanged Class A units are exchangeable. The Company obtained new mortgage financing for the remaining $5.0 million of the purchase price. The mortgage bears interest at 9.94% per annum, requires monthly payments of principal and interest of $48,685 and matures January 1, 2017.

The pro forma statements of operations present the Company's operations as if the transaction described above had occurred at the beginning of each of the periods presented.



                   [THIS SPACE INTENTIONALLY LEFT BLANK.]


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

                          AMERICAN REALTY TRUST, INC.
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996



                                                                                Best Western
                                                                  Actual          Oceanside         Pro forma
                                                                ----------       ------------       ---------
                                                                              (dollars in thousands)
                Assets

Notes and interest receivable
     Performing...............................................  $  51,392       $         -         $  51,392
     Nonperforming, nonaccruing...............................      1,827                 -             1,827
                                                                ---------       ------------        ---------
                                                                   53,219                 -            53,219

Less - allowance for estimated losses.........................     (3,926)               -            (3,926)
                                                                ---------       ------------        ---------
                                                                   49,293                 -            49,293

Real estate held for sale, net of accumulated depreciation....     60,403                 -            60,403

Less - allowance for estimated losses.........................     (3,328)               -            (3,328)
                                                                ---------       ------------        ---------
                                                                   57,075                 -            57,075

Real estate held for investment, net of accumulated
     depreciation.............................................     31,924              6,879           38,803
Investments in marketable equity securities, at market........      1,947                 -             1,947
Investments in equity investees...............................     54,335                 -            54,335
Cash and cash equivalents.....................................      1,097                 -             1,097
Other assets..................................................      9,454                 -             9,454
                                                                ---------       ------------        ---------
                                                                $ 205,125       $      6,879        $ 212,004
                                                                =========       ============        =========





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
                          AMERICAN REALTY TRUST, INC.
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996


                                                                                Best Western
                                                                  Actual          Oceanside         Pro forma
                                                                ----------       ------------       ---------
                                                                              (dollars in thousands)
Liabilities and Shareholders' Equity
------------------------------------

Liabilities
Notes and interest payable....................................  $ 107,613       $      5,066        $ 112,679
Margin borrowings.............................................     36,843                -             36,843
Other liabilities.............................................      7,640                -              7,640
                                                                ---------       ------------        ---------
                                                                  152,096              5,066          157,162

Minority interest.............................................      1,097              1,813            2,910

Commitments and contingencies

Shareholders' equity
Preferred Stock, authorized 20,000,000 shares, issued and
     outstanding
     4,000 shares Series B, 10% cumulative, $2.00 par value...          8                -                  8
     15,489 shares Series C, 10% cumulative, $2.00 par value..         31                -                 31
Common Stock, $.01 par value; authorized 16,667,000 shares,
     6,739,540 shares in 1996 and 5,858,328 in 1995 issued....         68                -                 68
Paid-in capital...............................................     68,623                -             68,623
Accumulated distributions in excess of accumulated
     earnings.................................................    (16,795)               -            (16,795)
Treasury stock at cost, 282,352...............................         (3)               -                 (3)
                                                                ---------       ------------        ---------
                                                                   51,932                -             51,932
                                                                ---------       ------------        ---------
                                                                $ 205,125       $      6,879        $ 212,004
                                                                =========       ============        =========

                          AMERICAN REALTY TRUST, INC.
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                     Best Western
                                        Actual        Oceanside(1)        Proforma
                                     ------------     -----------        ----------
                                        (dollars in thousands, except per share)
Income
   Rents......................       $  14,733         $  1,735         $  16,468
   Interest...................           3,416               -              3,416
   Other......................           1,293               -              1,293
                                     ---------         --------         ---------
                                        19,442            1,735            21,177
Expenses
   Property operations........          11,166            1,263            12,429
   Equity in losses of
      investees...............           3,122               -              3,122
   Interest...................          10,656              316            10,972
   Depreciation and
      amortization............           1,319               -              1,319
   Advisory fee to affiliate..           1,093               -              1,093
   General and administrative            1,855               -              1,855
   Minority interest..........             -                 57                57
                                     ---------         --------         ---------
                                        29,211            1,636            30,847
                                     ---------         --------         ---------

Income (loss) before gain on
   sale of real estate and
   extraordinary gain.........          (9,769)              99           (9,670)
Gain on sale of real estate...           7,799               -              7,799
                                     ---------         --------         ---------

Income (loss) before extra-
   ordinary gain..............          (1,970)              99            (1,871)
Extraordinary gain............             381               -                381
                                     ---------         --------         ---------
Net income (loss).............          (1,589)        $     99            (1,490)
                                                       ========

Preferred dividend
   requirement................             (65)                               (65)
                                     ---------                          ---------
Net income (loss) applicable
   to Common shares...........       $  (1,654)                         $  (1,555)
                                     =========                          =========


Earnings per share
   Income before
      extraordinary gain......       $    (.32)                              (.30)
   Extraordinary gain.........             .06                                .06
                                     ---------                          ---------
   Net (loss).................       $    (.26)                              (.24)
                                     =========                          =========


Weighted average shares of
   Common Stock used in
   computing earnings per
   share......................       6,357,447                          6,357,447
                                     =========                          =========




---------------------

(1)   Assumes acquisition by the Company on January 1, 1996.





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
                          AMERICAN REALTY TRUST, INC.
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995


                                                                  Best Western
                                                Actual            Oceanside(1)           Proforma
                                              ----------          -------------        -----------
                                                    (dollars in thousands, except per share)
Income
   Rents.....................                 $   17,869          $       2,357        $    20,226
   Interest..................                      4,929                    -                4,929
   Other.....................                        154                    -                  154
                                              ----------          -------------        -----------
                                                  22,952                  2,357             25,309

Expenses
   Property operations.......                     13,260                    883             14,143
   Equity in losses of
      investees..............                      5,123                    -                5,123
   Interest..................                      8,941                    503              9,444
   Depreciation and
      amortization...........                      1,691                    -                1,691
   Advisory fee to affiliate.                      1,195                    -                1,195

   General and administrative                      2,554                    -                2,554
   Minority interest.........                        671                    172                843
                                              ----------          -------------        -----------
                                                  33,435                  1,558             34,993
                                              ----------          -------------        -----------

Income (loss) from operations                    (10,483)                   799             (9,684)
Income tax expense...........                          2                    -                    2
                                              ----------          -------------        -----------

Income (loss) before gain on
   sale of real estate and
   extraordinary gain........                    (10,485)                   799             (9,686)
Gain on sale of real estate..                      6,866                    -                6,866
                                              ----------          -------------        -----------
Income (loss) before extra-
   ordinary gain.............                     (3,619)                   799             (2,820)
Extraordinary gain...........                        783                    -                  783
                                              ----------          -------------        -----------

Net (loss)...................                 $   (2,836)         $         799        $    (2,037)
                                              ==========          =============        ===========


Earnings per share
   Income (loss) before
      extraordinary gain.....                 $     (.62)                              $      (.48)
   Extraordinary gain........                        .14                                       .14
                                              ----------                               -----------
   Net (loss)................                 $     (.48)                              $      (.34)
                                              ==========                               ===========


Weighted average shares of
   Common Stock used in
   computing earnings per
   share.....................                 5,858,328                                  5,858,328
                                              =========                                ===========


---------------------

(1)   Assumes acquisition by the Company on January 1, 1995.





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
ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS (Continued)


(b)  Financial statements of properties acquired:

Exhibit
Number                             Description
-------    -------------------------------------------------------------
 99.0      The Best Western Oceanside Audited Statement of Revenues and Direct
           Operating Expenses for the year ended December 31, 1995.



                       ________________________________



                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          AMERICAN REALTY TRUST, INC.





Date:     January 15, 1996                By:    /s/ Thomas A. Holland
     --------------------------              ---------------------------------
                                               Thomas A. Holland
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial and
                                                Accounting Officer)




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
                          AMERICAN REALTY TRUST, INC.

                                 EXHIBIT TO ITS
                           CURRENT REPORT ON FORM 8-K

                            Dated December 18, 1996





Exhibit                                                                   Page
Number                           Description                             Number
-------         --------------------------------------------             ------
 99.0           Best Western Oceanside Audited Statement of                9
                Revenues and Direct Operating Expenses for
                the year ended December 31, 1995.
